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                                                                       EXHIBIT A

                             Joint Filing Agreement

         The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock of Dollar General Corporation, dated as of February 13, 2003, is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.

Date:    February 13, 2003


                               MAVERICK CAPITAL, LTD.

                               By:   Maverick Capital Management, LLC
                                     Its General Partner

                                     By:  Lee S. Ainslie III, Manager



                                          By:   /s/ John T. McCafferty
                                                --------------------------------
                                                John T. McCafferty
                                                Under Power of Attorney dated
                                                February 13, 2003


                               MAVERICK CAPITAL MANAGEMENT, LLC

                               By:   Lee S. Ainslie III, Manager



                                     By:  /s/ John T. McCafferty
                                          --------------------------------------
                                          John T. McCafferty
                                          Under Power of Attorney dated
                                          February 13, 2003


                               LEE S. AINSLIE III



                               By:   /s/ John T. McCafferty
                                     -------------------------------------------
                                     John T. McCafferty
                                     Under Power of Attorney dated February 13,
                                     2003